                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                              COVALENT GROUP INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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

                             COVALENT GROUP, INC.
                  ONE GLENHARDIE CORPORATE CENTER, SUITE 100
                              1275 DRUMMERS LANE
                               WAYNE, PA  19087

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 22, 2000

To the Stockholders of
Covalent Group, Inc.

The Annual Meeting of Stockholders (the "Meeting") of Covalent Group, Inc. (the "Company") will be held at the Company's headquarters, 1275 Drummers Lane, Suite 100, Wayne, Pennsylvania 19087 on June 22, 2000, at 1:00 p.m. to consider proposals:

1.  To elect five directors for the ensuing year;
2. To amend and restate the 1996 Stock Incentive Plan to increase the number of shares of Common Stock reserved for issuance by 500,000 shares; among other things;
3. To ratify the selection of Arthur Andersen LLP as the Company's independent public accountants for the year ending December 31, 2000; and
4. To transact any other business as may properly be brought before the Meeting.

Any action may be taken on the foregoing matters at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned.

The Board of Directors has fixed the close of business on May 5, 2000 as the record date for determining the stockholders entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof. Only stockholders of record of the Company's Common Stock at the close of business on that date will be entitled to notice of and to vote at the Meeting and at any adjournments or postponements thereof. The Company will maintain a complete list of its stockholders entitled to vote at the annual meeting at its headquarters, located at 1275 Drummers Lane, Suite 100, Wayne, Pennsylvania, for ten days before the annual meeting.

Your attention is directed to the accompanying Proxy Statement for the text of the resolutions to be proposed at the Meeting and further information regarding each proposal to be made. A copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 1999 is enclosed herewith. The annual report is not part of this proxy statement.

STOCKHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE ASKED TO VOTE, SIGN, DATE AND RETURN PROMPTLY THE ENCLOSED PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE, WHICH DOES NOT REQUIRE ANY POSTAGE IF MAILED IN THE UNITED STATES.

                               By order of the Board of Directors



                               /s/ David Weitz
                               ----------------
                               David Weitz, Secretary

May 22, 2000
Wayne, Pennsylvania

                             COVALENT GROUP, INC.
                  ONE GLENHARDIE CORPORATE CENTER, SUITE 100
                              1275 DRUMMERS LANE
                               WAYNE, PA  19087
                           ________________________

                                PROXY STATEMENT
                           ________________________

Proxies, in the form enclosed with this Proxy Statement, are solicited by the Board of Directors of Covalent Group, Inc. (the "Company") for the Annual Meeting of Stockholders (the "Meeting") to be held on June 22, 2000 at 1:00 p.m. at the Company's headquarters, 1275 Drummers Lane, Suite 100, Wayne, PA 19087 and any adjournments or postponements thereof.

Stockholders of record as of the close of business on May 5, 2000 (the "Record Date") will be entitled to vote at the Meeting and any adjournment thereof. As of the Record Date, 12,145,967 shares of Common Stock of the Company were outstanding and entitled to one vote each. Execution of a proxy will not in any way affect a stockholder's right to attend the Meeting and vote in person. Any stockholder submitting a proxy has the right to revoke it at any time before it is exercised by another instrument or transmission revoking it or by filing a properly created proxy bearing a later date than the Stockholder's filed proxy card before the Meeting with the Secretary of the Company, or by voting in person at the Meeting.

Shares represented by properly executed proxies for which no instructions are received will be voted for all the nominees identified below under "Proposal No. 1 - Election of Directors," to increase the number of shares reserved for the Company's 1996 Stock Incentive Plan identified below under "Proposal No. 2 - Amendment to and Restatement of the 1996 Stock Incentive Plan," and for the approval of accountants identified below under "Proposal No. 3 - Appointment of Accountants." The persons named as proxies are either officers or directors of the Company.

The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes that all stockholders are entitled to cast on a particular matter to be acted upon at the Meeting, shall constitute a quorum for the purposes of consideration and action on such matter. Abstentions and broker non-votes are each included in the number of shares present at the Meeting for purposes of establishing a quorum. The affirmative vote of a plurality of the votes cast is required for the election of Directors. For all other proposals, the affirmative vote of the holders of a majority of shares of Common Stock
voted, in person or by proxy, at the Meeting is required.   If any other matter
should be presented at the Meeting upon which it is proper to take a vote, shares represented by all proxies received will be voted with respect thereto in accordance with the judgment of the persons named as proxies.

This Proxy Statement and the accompanying materials were first sent to the stockholders on May 22, 2000.

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of May 5, 2000 certain information with regard to beneficial ownership of outstanding shares of the Company's Common Stock by (i) each person or group known by the Company to beneficially own five percent or more of the outstanding shares of the Company's Common Stock, (ii) each director and Named Executive Officer individually, and (iii) all executive officers and directors of the Company as a group. Information contained in the following table is based on information known to the Company from its own records and from publically available information.



Name and Address of                                                            Percentage of
Beneficial Owner (1)                             Shares                     Outstanding Shares
------------------------------------  ----------------------------  -----------------------------------

Bedford Oak Partners, L..P.                   610,000                           5.0%
100 South Bedford Road
Mount Kisco, NY  10594

Covalent Partners, LLC                      6,219,500                          51.2%
4350 LaJolla Village Dr., Suite 970
San Diego, CA  92037

Richard D. Propper, M.D                     6,552,500                          53.9%(2)
2890 Moon Ridge Drive
La Jolla, CA  92037

Michael D. Chermak                          6,262,500                          51.5%(2)
14 Sandpiper Strand
Coronado, CA  92118

Hassan Nemazee                              1,000,000                           8.2%(3)
720 5th Avenue
New York, NY  10019

Kenneth M. Borow, M.D.                        486,664                           3.9%(4)
407 Wyntre Lea Drive
Bryn Mawr, PA  19010

Anthony Cerami, Ph.D.                          10,000                             * (5)
765 Old Saw Mill River Road
Tarrytown, NY 10591

Donald C. Holdsworth                           10,000                             * (5)
350 South River Road
New Hope, PA  18938

David Weitz                                   123,300                           1.0%(6)
704 Delaware Avenue
Lansdale, PA  19446

William K. Robinson                            80,000                             * (7)
1501 Wilson Lane
West Chester, PA  19380

All Executive Officers                        709,964                           5.6%(8)
and Directors as
a Group (five persons)

___________________
*  Less than 1% of the outstanding Common Stock.

(1) The percentages of beneficial ownership shown below are based on 12,145,967 shares of Common Stock outstanding as of May 5, 2000, unless otherwise stated. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes those securities over which a person may exercise voting or investment power. In addition, shares of common stock which a person has the right to acquire upon the conversion of preferred stock or the exercise of stock options and warrants within 60 days of the date of this table are deemed outstanding for the purpose of computing the percentage ownership of that person, but are not deemed outstanding for computing the percentage ownership of any other person. Except as indicated in the footnotes to this table or as affected by applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned.
(2) Includes beneficial ownership of 6,219,500 shares of Common Stock otherwise beneficially owned by Covalent Partners, LLC.
(3) Includes beneficial ownership of 500,000 shares of Common Stock otherwise beneficially owned by Houston Venture, Inc.
(4) Includes 391,664 shares of Common Stock underlying stock options which are vested or exercisable within 60 days of the date of this table.
(5) Includes 10,000 shares of Common Stock underlying stock options which are vested or exercisable within 60 days of the date of this table.
(6) Includes 2,000 shares of Common Stock underlying stock options which are vested or exercisable within 60 days of the date of this table.
(7) Includes 80,000 shares of Common Stock underlying stock options which are vested or exercisable within 60 days of the date of this table.
(8) Includes 493,664 shares of Common Stock underlying stock options which are vested or exercisable within 60 days of the date of this table.

On November 1, 1999, Bruce LaMont entered into an Option Agreement (the "Option Agreement") with Covalent Partners, LLC, a Delaware limited liability company ("Covalent Partners"). The Option Agreement granted Covalent Partners the option to acquire up to an aggregate of 6,015,500 shares of the Company's common stock held by Mr. LaMont at a purchase price of $2.00 per share. At the time of the grant, Mr. LaMont was the President, Chief Executive Officer and a director of the Company and held approximately 51% of the issued and outstanding common stock of the Company.

On November 1, 1999, pursuant to the terms of the Option Agreement, Covalent Partners elected to purchase 1,000,000 shares of common stock of the Company from Mr. LaMont for an aggregate purchase price of $2,000,000. On November 27, 1999, pursuant to the terms of the Option Agreement. Covalent Partners elected to purchase 250,000 shares of common stock of the Company from Mr. LaMont for an aggregate purchase price of $500,000. On January 15, 2000, pursuant to the terms of the Option Agreement, Covalent Partners elected to exercise the option to purchase from Mr. LaMont his remaining 4,765,500 shares of common stock of the Company. On January 26, 2000, Covalent Partners completed the purchase of 4,765,500 shares of common stock of the Company held by Mr. LaMont for an aggregate purchase price of $9,531,000.

Covalent Partners was formed for the purpose of acquiring Mr. LaMont's shares of common stock of the Company in order to acquire a controlling interest in the Company. Richard D. Proper, M.D. and Michael D. Chermak are each members and managers of Covalent Partners and Salman J. Chaudhry is a financial consultant to Covalent Partners. Mr. LaMont resigned as a Director, President and Chief Executive Officer of the Company on January 26, 2000 upon Covalent Partners' purchase of his remaining shares.

PROPOSAL NO. 1 - ELECTION OF DIRECTORS

Five directors are to be elected at the Meeting, each to serve until the next annual meeting and until his or her successor shall have been elected and qualified. Each of the nominees named below is presently a member of the Board of Directors. In case any of the nominees should become unavailable for election, for any reason not presently known or contemplated, the persons named on the proxy card will have discretionary authority to vote pursuant to the proxy for a substitute.


NAME                             AGE           SINCE                      PRINCIPAL OCCUPATION
-------------------------      --------      ----------      ----------------------------------------------

Kenneth M. Borow, M.D.            52            1998         Chief Executive Officer and Chief Medical
                                                             Officer of the Company

Anthony Cerami, Ph.D.             59            2000         Founder and Director, The Kenneth S. Warren
                                                             Laboratories and President, Cerami Consulting
                                                             Corporation

Donald C. Holdsworth              46            2000         President, MatchPower Interactive Systems, LLC

William K. Robinson               60            1996         Chief Financial Officer of the Company

Stephen E. Sallan, M.D.           58            2000         Director

KENNETH M. BOROW, M.D., Chief Executive Officer, Chief Medical Officer and Director joined the Company in 1997. For the previous four years, Dr. Borow was Senior Director, in the Medical Research Associates Department, at Merck Research Laboratories where he directed clinical research operations for 163 different protocols, and developed a Merck-based contract group consisting of field monitors, data coordinators and statisticians. Previously, he was a Professor of Medicine and Pediatrics at the University of Chicago, and originator of a worldwide clinical research program in cardiac function which included investigative sites in the United States, United Kingdom, Norway, Israel and South Africa. Dr. Borow graduated from the Temple Medical School in 1974. Dr. Borow is a Harvard-trained Internist, Pediatrician, Adult Cardiologist and Pediatric Cardiologist.

Dr. Borow was appointed Chief Executive Officer of the Company in January 2000 following the resignation of Bruce LaMont.

ANTHONY CERAMI, Ph.D., Chairman of the Board and Director. Dr. Cerami was appointed a Director in January 2000 and Chairman of the Board in February 2000. He is currently the Founder and Director of The Kenneth S. Warren Laboratories, a nonprofit research institution, and President of Cerami Consulting Corporation. In 1991 he established The Picower Institute for Medical Research. For the previous 20 years, he was a professor and head of the Laboratory of Medical Biochemistry and Dean of Graduate and Postgraduate Studies at The Rockefeller University.

DONALD C. HOLDSWORTH, Director. Mr. Holdsworth was appointed a Director in January 2000. He is President of the consulting firm of MatchPower Interactive Systems, LLC. From 1995 to 1997 he served as a Senior Vice President Worldwide Marketing at Merck & Co., Inc. Previously, he held senior management positions at PepsiCo Inc. Prior to joining PepsiCo in 1991, he was a partner with the consulting firm of McKinsey & Company.

WILLIAM K. ROBINSON, Chief Financial Officer and Director, joined the Company in 1996. He has over 25 years of diverse healthcare management experience, both domestic and international, in large corporate and emerging company operations. From 1994 to June 1996, he was Vice President of Finance for Scott Specialty Gases, Inc., a manufacturer of calibration and medical gases. He was President and Chief Executive Officer of Tektagen, Inc., a biopharmaceutical testing laboratory from 1991 to 1994, and Chief Financial Officer from 1990 to 1991. Previously, he was employed by SmithKline Beckman for 17 years, where he held the top financial positions in the U.S. Pharmaceuticals, Clinical Laboratories and Animal Health Divisions.

STEPHEN E. SALLAN, M.D., Director. Dr. Sallan was appointed a Director in April 2000. He is Chief of Staff at Dana-Farber Cancer Institute, Firm Chief of Oncology and Vice Chair for Clinical Research at Children's Hospital in Boston. He is also Professor of Pediatrics at Harvard Medical School. He is one of the world's foremost experts on childhood leukemia and his research led to the highly innovative and successful bone marrow transplantation program pioneered at Dana-Farber Cancer Institute. Dr. Sallan has authored over 160 scientific papers and reports, and is a member of several prominent national committees and societies. In 1987, he was named the first recipient of the Sir James Carreras Award of Variety Clubs International in recognition of his outstanding contributions to pediatric medicine.

Effective January 26, 2000, Bruce LaMont resigned as President, Chief Executive Officer and Director of the Company, and John J. Whittle resigned as a Director of the Company in connection with a change in control of the Company. Mr LaMont and Mr. Whittle each served as Directors for the entire 1999 fiscal year.

COMMITTEES OF THE BOARD
-----------------------

The Company's Board of Directors has a Compensation Committee and an Audit Committee.

The Compensation Committee reviews and approves salaries for corporate officers and reviews, approves and administers the Company's stock option plans and grants thereunder. The Compensation Committee met twice in 1999. The Compensation Committee is presently composed of two non-employee directors, Anthony Cerami, Ph.D. and Donald C. Holdsworth.

The Audit Committee recommends outside accountants, reviews the results and scope of the annual audit and the services provided by the Company's independent auditors and the recommendations of the auditors with respect to the accounting systems and controls. The Audit Committee met once in 1999. The Audit Committee is presently composed of two non-employee directors, Anthony Cerami, Ph.D. and Donald C. Holdsworth. Representatives of the Company's independent auditing firm, Arthur Andersen LLP, met with the Committee on April 13, 2000, and reviewed their examination of the Company's financial statements for the year ended December 31, 1999.

The Board of Directors had two meetings during 1999. There was no director who, during the last full fiscal year, attended in person or by phone fewer than 75% of board or committee meetings while such person was a director.

DIRECTOR'S REMUNERATION
-----------------------

Directors receive no cash compensation for service as directors. Non-employee directors receive an initial option grant under the 1996 Stock Incentive Plan to purchase 10,000 shares of Common Stock at fair market value upon becoming a director and an annual option grant on the date of the Company's annual meeting to purchase 10,000 shares of Common Stock at fair market value. Both initial and annual options are exercisable after 12 months of continuous service as a director.


    THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ENTIRE SLATE
                         OF NOMINEES IN PROPOSAL NO. 1


EXECUTIVE OFFICERS
------------------

Executive officers serve at the discretion of the Board and serve until their successors have been duly elected and qualified or until their earlier resignation or removal. The current executive officers of the Company are as follows:


NAME                             AGE                   POSITION(S) HELD WITH COMPANY
----------------------------  ---------  ----------------------------------------------------------

Kenneth M. Borow, M.D.           52      Chief Executive Officer, Chief Medical Officer, Director

William K. Robinson              60      Chief Financial Officer, Director

David Weitz                      49      Vice President, Chief Information Officer, Secretary,
                                         Treasurer

DAVID WEITZ, Secretary and Treasurer. In January 1995, Mr. Weitz was appointed Chief Information Officer. He is responsible for planning, implementation, and use of Information Technologies. For the previous 12 years he was employed by Merck Research Laboratories as Manager of Technical Support and Training where he was responsible for planning, implementing and operating a computer technical support program and computer application training program for all divisional employees located at five geographical locations.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
-------------------------------------------------------

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors to file initial reports of ownership and reports of change of ownership with the Securities and Exchange Commission (the "SEC"). Executive officers and directors are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of copies of reports furnished to the Company during the fiscal year ended December 31, 1999, all executive officers and directors were in compliance.


                            EXECUTIVE COMPENSATION

The following table sets forth the total compensation paid by the Company to the Named Executive Officers for or with respect to their services during the year ended December 31, 1999. The Named Executive Officers include the Company's Chief Executive Officer and other executive officers who were paid more than $100,000 in 1999.


                          SUMMARY COMPENSATION TABLE

                                                                 Annual                       Long Term
                                                              Compensation                  Compensation
                                                    --------------------------------      -----------------
                                                                                             Securities
                                                                                             Underlying          Other Annual
Name and Principal Position             Year           Salary              Bonus               Options           Compensation
--------------------------------      --------      ------------       -------------      -----------------   ------------------
Bruce LaMont                            1999         $209,500           $50,000                   -             $ 8,589 (4)
President and Chief Executive           1998          250,000                 -                   -               8,517 (4)
Officer(1)                              1997          250,000            30,000                   -               8,197 (4)

Kenneth M. Borow, M.D.                  1999          225,000            47,750                   -              31,537 (3)
Chief Executive Officer                 1998          225,000                 -             500,000 (2)               -
and Chief Medical Officer(1)            1997          219,000            15,000             250,000 (2)               -

William K. Robinson                     1999          132,667             6,050                   -                   -
Chief Financial Officer                 1998          121,000                 -              60,000                   -
                                        1997          121,000                 -                   -                   -

David Weitz                             1999          122,500             6,250                   -               1,184 (5)
Secretary, Treasurer and Chief          1998          115,000                 -                   -               1,184 (5)
Information Officer                     1997          115,000            10,000                   -               1,184 (5)

(1)  Dr. Borow was appointed Chief Executive Officer of the Company in January 2000 following the resignation of Mr. LaMont.
(2)  Dr. Borow was granted 250,000 stock options in 1996 as part of acceptance of an employment offer and 250,000 stock options in
     1997. On August 6, 1998, all options granted to Dr. Borow were canceled and 500,000 new options were issued at the closing market price of the Company's stock as of that date.
(3)  Subject to a compensation agreement, Mr. LaMont gave 12,307 shares of his stock to Dr. Borow. The transaction was valued at the closing price of the Company's Common Stock on the Nasdaq Small Cap market on the day of transfer.
(4)  Company contribution to additional life and disability insurance.
(5)  Company contribution to additional life insurance.

All executive officers of the Company are full-time employees of the Company.

In connection with the Company's change in control, the Company entered into an employment agreement with Kenneth M. Borow, M.D., its Chief Executive Office and Chief Medical Officer. Terms of employment include a base salary of $250,000 per year, plus a possible bonus as determined by the Company's Board of Directors and the option to acquire 500,000 shares of the Company's Common Stock upon the effective date of the employment agreement. Such option shall vest over a three year term, and is exercisable at the then fair market value under such terms of the Company's stock option plan. Other benefits include those made available under any executive plan in effect during the term of the employment agreement.

The Company has the right to terminate Dr. Borow's employment with or without cause. Dr. Borow had the right to terminate his employment at any time. Dr. Borow is entitled to base salary earned through the date of termination if terminated for cause. If terminated without cause, Dr. Borow is entitled to base salary earned through the date of termination, base salary for the greater of three years after the effective date or one year after the termination date, reimbursement of health benefits and the immediate acceleration of options so that certain options are exercisable on the date of termination.

The table below sets forth certain information regarding the number and value of unexercised options held by Named Executive Officers of the Company as of December 31, 1999.

                                             AGGREGATED FISCAL YEAR-END OPTION VALUES


                                   Securities Underlying Options               Value of In-the-Money Options
                                        at December 31, 1999                      at December 31, 1999 (1)
                              ----------------------------------------    ----------------------------------------
Name                              Exercisable         Unexercisable           Exercisable         Unexercisable
----------------------------  -------------------  -------------------    -------------------  -------------------
Kenneth M. Borow, M.D.           350,000                150,000                $1,290,625          $553,125
William K. Robinson               80,000                      -                   195,000                 -

(1) Based on the closing price of the Common Stock on the Nasdaq SmallCap Market on that date, $4.375, net of the exercise price.


  PROPOSAL NO. 2 - AMENDMENT TO AND RESTATEMENT OF 1996 STOCK INCENTIVE PLAN

On March 16, 2000, the Board of Directors unanimously approved an amendment to the Company's 1996 Stock Incentive Plan (the "Plan") to increase the number of Common Stock shares reserved for issuance thereunder from 2,500,000 shares to 3,000,000. The following is a description of the Plan.

At the Annual Meeting of Stockholders held on September 20, 1996, stockholders approved the adoption of the Plan. The Plan provides for the grant of incentive and non-qualified stock options. The Board of Directors has the authority under the Plan to set the terms of options, including the option price and term, subject to the limit in the plan that the exercise price of any incentive stock option generally must be at least 100% of fair market value of the Company's Common Stock on the date of the grant, and incentive stock options expire five years after grant. Further, any non-employee Director shall be automatically granted an option to purchase 10,000 shares of the Company's Common Stock at an exercise price equal to the market value at date of grant for each year that such person serves as a Director. Such options shall vest 100% after one year of continuous service for non-employee Directors. Under the Plan, options granted to employees vest 25% for each 12 months of continuous service until fully vested, unless such vesting schedule is modified or superseded by the Board of Directors.

The Plan is administered by the Board of Directors through the Compensation Committee which is composed of non-employee Directors. The Compensation Committee has discretion to select the employees to whom stock options or awards will be granted and to determine the type, size and terms and conditions of each option grant or award, and has the authority to interpret, construe and administer the provisions of the Plan.

Currently, 2,500,000 shares of Common Stock are reserved for issuance in accordance with the terms of the Plan. As of the Record Date, approximately 230,000 shares of the Company's Common Stock remain available for the granting of new options. The Board of Directors believes it is important and in the best interests of the Company to amend the Plan to increase the number of shares reserved for issuance thereunder by 500,000 to 3,000,000 in order to provide for additional grants to be made to retain key personnel and to have available shares in order to attract further key personnel. The Plan is also proposed to be amended to increase the term of newly granted incentive stock options generally from five (5) to ten (10) years.

The Form of the Plan is proposed to be amended and restated in other nonmaterial regard. A copy of the Form of Plan, as amended and restated, can be found at the end of this proxy statement as Annex A. Proposed No. 2 seeks shareholder approval of the increase in the number of shares available under the Plan, and the amendment and restatement of the Form of the Plan.

Prior to the date of this proxy, option grants have been made under the Plan to the following persons and groups (with the underlying share amounts immediately following each person or group): Kenneth M. Borow, M.D., Chief Executive Officer and Chief Medical Officer (1,000,000); David Weitz, Secretary and Treasurer (10,000); William K. Robinson, Chief Financial Officer (80,000); all current directors who are not executive officers as a group (100,000); all current executive officers as a group (1,090,000); all other employees as a group (552,650).

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 2

                  PROPOSAL NO. 3 - APPOINTMENT OF ACCOUNTANTS

Subject to stockholder ratification, the Board of Directors intends to appoint Arthur Andersen LLP as its independent auditors for the year ending December 31, 2000. One or more members of Arthur Andersen LLP are expected to be present at the Meeting, and will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL NO. 3

STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING
---------------------------------------------

Any stockholder proposal intended to be presented at the Company's 2001 Annual Meeting of Stockholders must be received by the Company at its office in Wayne, Pennsylvania on or before January 19, 2001 in order to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting.

With respect to stockholder proposals not included in the Company's proxy statement, the Company may utilize discretionary authority conferred by proxy in voting on any such proposals if the stockholder does not give the Company notice of such matter by April 3, 2001.

EXPENSES OF SOLICITATION
------------------------

The cost of preparing, assembling, mailing and soliciting the proxies will be borne by the Company. In addition to the use of the mails, proxies may be solicited by regular employees of the Company, either personally or by telephone, telegram or facsimile. The Company does not expect to pay any compensation for the solicitation of proxies, but may reimburse brokers and other persons holding shares in their names or in the names of nominees for expenses in sending proxy materials to beneficial owners and obtaining proxies from such owners.

OTHER MATTERS
-------------

The Board of Directors does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement, and is not aware that any other matters will be presented for action at the Meeting. If any other matters come before the Meeting, the persons named in the enclosed form of proxy will vote the proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the proxy.

All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given.
In voting by proxy in regard to the election of four Directors to serve until the 2001 Annual Meeting of Stockholders, stockholders may vote in favor of all nominees or withhold their votes as to all nominees or withhold their votes as to specific nominees. With respect to other items to be voted upon, stockholders may vote in favor of the item or against the item or may abstain from voting. Stockholders should specify their choices on the enclosed proxy card. If no specific instructions are given with respect to the matters to be acted upon, and the proxy is returned properly executed then the shares represented by the proxy will be voted FOR the election of all directors and FOR all other proposals contained herein.

PLEASE DATE AND SIGN THE ENCLOSED PROXY WHICH IS BEING SOLICITED BY THE BOARD OF DIRECTORS AND RETURN IT IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES.

                                                  COVALENT GROUP, INC.


                                                  By: /s/ David Weitz
                                                      --------------------------
                                                     David Weitz
                                                     Secretary

                                    ANNEX A
                             AMENDED AND RESTATED
                             COVALENT GROUP, INC.
                           1996 STOCK INCENTIVE PLAN
                           -------------------------


          SECTION 1. PURPOSE; DEFINITIONS. The purpose of the Covalent Group, Inc. 1996 Incentive Plan (the "Plan") is to offer to certain employees and Directors of Covalent Group, Inc. (the "Company"), equity interests in the Company, options to acquire equity interests in the Company, and other performance-based incentive awards, thereby attracting, retaining and motivating such persons, and strengthening the mutuality of interests between such persons and the Company's shareholders.

          The Plan was originally effective September 20, 1996, and has been amended and restated effective as of March 16, 2000. Options granted and any other awards before that date shall remain subject to their terms and the Plan as in effect on the date of grant, except as this amended and restated Plan shall specifically provide otherwise.

          For purposes of the Plan, the following initially capitalized words and phrases shall be defined as set forth below, unless the context clearly requires a different meaning:

          a. "Affiliate" means, with respect to a person or entity, a person that directly or indirectly controls, or is controlled by, or is under common control with such person or entity.

          b. "Associate" means a consultant, contractor or other provider of services to the Company.

          c. "Board" means the Board of Directors of the Company, as constituted from time to time.

          d.   "Cause" occurs when the Participant, as determined by the Board:

               (i) has engaged in any type of disloyalty to the Company, including without limitation, fraud, embezzlement, theft, or dishonesty in the course of his employment or engagement, or has otherwise breached any fiduciary duty owed to the Company;

               (ii)  has been convicted of a felony;

               (iii) has disclosed trade secrets or confidential information of the Company; or

               (iv) has breached any agreement with or duty to the Company in respect of confidentiality, non-disclosure, non-competition or otherwise.

          e.   "Change of Control" means:

               (i) the acquisition in one or more transactions by any "Person" (as the term person is used for purposes of Sections 13(d) or 14(d) of the Exchange Act) of "Beneficial ownership" (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of twenty-five percent (25%) or more of the combined voting power of the Company's then outstanding voting securities (the "Voting Securities"), provided that for purposes of this clause (i) Voting Securities acquired directly from the Company by any Person shall be excluded from the determination of such Person's Beneficial ownership of Voting Securities (but such Voting Securities shall be included in the calculation of the total number of Voting Securities then outstanding); or

               (ii)  approval by shareholders of the Company of:

                              (A)        a merger, reorganization or
                                         consolidation involving the Company if
                                         the shareholders of the Company
                                         immediately before such merger,
                                         reorganization or consolidation do not
                                         or will not own directly or indirectly
                                         immediately following such merger,
                                         reorganization or consolidation, more
                                         than fifty percent (50%) of the
                                         combined voting power of the
                                         outstanding voting securities of the
                                         company resulting from or surviving
                                         such merger, reorganization or
                                         consolidation in substantially the same
                                         proportion as their ownership of the
                                         Voting Securities outstanding
                                         immediately before such merger,
                                         reorganization or consolidation; or

                              (B) a complete liquidation or dissolution of the Company;

                              (C) an agreement for the sale or other disposition of all or substantially all of the assets of the Company; or

               (iii) acceptance by shareholders of the Company of shares in a share exchange if the shareholders of the Company immediately before such share exchange do not or will not own directly or indirectly immediately following such share exchange more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the entity resulting from or surviving such share exchange in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such share exchange.

          f. "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

          g. "Committee"shall mean the Committee appointed by the Board in accordance with Section 2 of the Plan, if one is appointed, in which event in connection with this Plan, the Committee shall possess all of the power and authority of, and shall be authorized to take any and all actions required to be taken hereunder by, and make any and all determinations required to be taken hereunder by, the Board.

          h.   "Director" means a member of the Board.

          i. "Disability"shall mean a disability of an employee or a Director which renders such employee or Director unable to perform the full extent of his duties and responsibilities by reason of his illness or incapacity which would entitle that employee or Director to receive Social Security Disability Income under the Social Security Act, as amended, and the regulations promulgated thereunder. "Disabled" shall mean having a Disability. The determination of whether a Participant is Disabled shall be made by the Board, whose determination shall be conclusive; provided that,

               (i) if a Participant is bound by the terms of an employment agreement between the Participant and the Company, whether the Participant is "Disabled" for purposes of the Plan shall be determined in accordance with the procedures set forth in said employment agreement, if such procedures are therein provided; and

               (ii) a Participant bound by such an employment agreement shall not be determined to be Disabled under the Plan any earlier than he would be determined to be disabled under his employment agreement.

          j. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          k. "Fair Market Value" means, as of any date: (i) the closing price of the Shares as reported on the principal nationally recognized stock exchange on which the Shares are traded on such date, or if no Share prices are reported on such date, the closing price of the Shares on the next preceding date on which there were reported Share prices; or (ii) if the Shares are not listed or admitted to unlisted trading privileges on a nationally recognized stock exchange, the closing price of the Shares as reported by The NASDAQ Stock Market on such date, or if no Share prices are reported on such date, the closing price of the Shares on the next preceding date on which there were reported Share prices; or (3) if the Shares are not listed or admitted to unlisted trading privileges on a nationally recognized stock exchange or traded on The NASDAQ Stock Market, then the Fair Market Value shall be determined by the Board acting in its discretion, which determination shall be conclusive.

          l. "Incentive Stock Option" means any Option intended to be and designated as an "Incentive Stock Option" within the meaning of Section 422 of the Code.

          m. "Non-Employee Director" shall have the meaning set forth in Rule 16b-3(b)(3)promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission; provided, however, that the Board or the Committee may, in its sole discretion, substitute the definition of "outside director" provided in the regulations under Section 162(m) of the Code in place of the definition of Non-Employee Director contained in the Exchange Act.

          n. "Non-Qualified Stock Option" means any Option that is not an Incentive Stock Option.

          o. "Participant" means an employee, Director, or Associate of the Company or a Subsidiary to whom an award is granted pursuant to the Plan.

          p. "Performance Share" means an award made pursuant to Section 9 hereof of the right to receive Shares at the end of a specified performance period.

          q. "Performance Unit" means an award made pursuant to Section 10 hereof of the right to receive cash at the end of a specified performance period.

          r. "Restricted Stock" means an award of Shares that is subject to restrictions pursuant to Section 7 hereof.

          s. "Retirement" means termination of the employment of a Participant with the Company, an Affiliate (including parent) or a Subsidiary other than (i) a termination effected at the direction of the Company or parent (whether or not the Company effects such termination for Cause), (ii) termination on account of Disability, or (iii) termination on account of death. With respect to a Director who is not also an employee of the Company, Retirement shall occur at such time as the individual ceases to be a Director.

          t. "Rules" means Section 16 of the Exchange Act and the regulations promulgated thereunder.

          u. "SAR" means a share appreciation right granted under the Plan and described in Section 6 hereof.

          v. "Securities Broker" means a registered securities broker acceptable to the Company who agrees to effect the cashless exercise of an Option pursuant to Section 5(l) hereof.

          w. "Share" means a share of stock of the Company, subject to substitution or adjustment as provided in Section 3(c) hereof.

          x.   "Stock Bonus" means an award described in Section 8.

          y. "Stock Option" or "Option" means any option to purchase Shares (including Restricted Stock, if the Committee so determines) granted pursuant to
Section 5 hereof.

          z. "Subsidiary" means, in respect of the Company or parent, a subsidiary company, whether now or hereafter existing, as defined in Sections 424(f) and (g) of the Code.

          SECTION 2. ADMINISTRATION. The Plan shall be administered by the Board. The Board may at any time by a unanimous vote, with each member voting, appoint a Committee consisting of not less than two Directors to administer the Plan on behalf of the Board, subject to such terms and conditions as the Board may prescribe. Members of the Committee shall serve for such period of time as the Board may determine. Members of the Board or the Committee who are eligible for awards or have been granted awards may vote on any matters affecting the administration of the Plan or any awards pursuant to the Plan, except that no such member shall act upon an award to himself or herself, but any such member may be counted in determining the existence of a quorum at any meeting of the Board or Committee during which action is taken with respect to an award to himself or herself.

          If a Committee is appointed, all references to actions to be taken by the Board in the administration of the Plan shall be construed as references to the Committee.

          From time to time the Board may increase the size of the Committee and appoint additional members thereto (provided such new members are Non-Employee Directors), remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan.

          The Board shall have full authority to grant to eligible persons under
Section 4: (i) Options, (ii) SARs, (iii) Restricted Stock, (iv) Stock Bonuses and/or, (v) Cash Bonus Rights. In particular, the Board shall have the authority:

     a. to select the persons to whom Options, SARs, Restricted Stock, Stock Bonuses and Cash Bonus Rights may from time to time be granted hereunder;

     b. to determine whether and to what extent Incentive Stock Options, Non-Qualified Stock Options, SARs, Restricted Stock, Stock Bonuses and Cash Bonus Rights, or any combination thereof, are to be granted hereunder;

     c. to determine the number of Shares, if any, to be covered by each such award granted hereunder;

     d. to determine the terms and conditions, not inconsistent with the terms of the Plan, of any award granted hereunder, including, but not limited to, the Share price and any restriction or limitation, any vesting provisions, or any vesting acceleration or forfeiture waiver regarding any Option or other award and/or the Shares relating thereto, or the length of the period following termination of employment of any Participant during which any Option or SAR may be exercised (which, in the case of an Incentive Stock Option, shall be no longer than one year in the case of the termination of employment of a Participant by reason of death or Disability, or three months in the case of the termination of employment of a Participant for any reason other than death or Disability), based on such factors as the Board shall determine, in its sole discretion;

     e. to determine whether and under what circumstances an Option may be exercised without a payment of cash under Section 5(l); and

     f. to determine whether, to what extent and under what circumstances Shares and other amounts payable with respect to an award under the Plan may be deferred either automatically or at the election of the Participant.

          The Board shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any award issued under the Plan (and any agreements relating thereto); to amend the terms of any agreement relating to any award issued under the Plan, provided that the Participant consents to such amendment; and to otherwise supervise the administration of the Plan. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any award granted in the manner and to the extent it shall deem necessary to carry out the intent of the Plan.

          All decisions made by the Board pursuant to the provisions of the Plan shall be final and binding on all persons, including the Company and Participants. No member of the Board shall be liable for any good faith determination, act or failure to act in connection with the Plan or any award made under the Plan.

          SECTION 3.  SHARES SUBJECT TO THE PLAN.

          a. Shares Subject to the Plan. The Shares to be subject or related to awards under the Plan shall be authorized and unissued Shares of the Company, whether or not previously issued and subsequently acquired by the Company. The maximum number of Shares that may be the subject of awards under the Plan is 3,000,000 or such lesser amount as the Board shall determine, and the Company shall reserve for the purposes of the Plan, out of its authorized and unissued Shares, such number of Shares.

          b. Effect of the Expiration or Termination of Awards. If and to the extent that an award made under the Plan expires, terminates or is canceled or forfeited for any reason without having been exercised in full, the Shares associated with the expired, terminated, canceled or forfeited portion of the award shall again become available for award under the Plan.

          c. Other Adjustment. In the event of any merger, reorganization, consolidation, recapitalization, Share distribution or dividend, Share split or combination, or other change in entity structure affecting the Shares, such substitution or adjustment shall be made in the aggregate number, type and issuer of the securities reserved for issuance under the Plan, in the number and Option price of securities subject to outstanding Options granted under the Plan and in the number and price of securities subject to other awards made under the Plan, as may be determined to be appropriate by the Board in its sole discretion, provided that the number of securities subject to any award shall always be a whole number. The Board, in its sole discretion, shall make appropriate equitable anti-dilution adjustments to the number of then-outstanding SARs, and to the Fair Market Value upon which the value of such SARs is based.

          SECTION 4. ELIGIBILITY. Employees and Directors of the Company, and non-employee consultants to the Company, are eligible to be granted awards under the Plan. Directors who are not employees of the Company or a Subsidiary are eligible to be granted awards under the Plan, but are not eligible to be granted Incentive Stock Options.

          SECTION 5. OPTIONS. Options granted under the Plan may be of two types: (i) Incentive Stock Options or (ii) Non-Qualified Stock Options. Options may be granted alone, in addition to or in tandem with other awards granted under the Plan. Any Option granted under the Plan shall be in such form as the Board may from time to time approve.

          The Board shall have the authority to grant any eligible Participant Incentive Stock Options, Non-Qualified Stock Options, or both types of Options (in each case with or without SARs). To the extent that any Option does not qualify as an Incentive Stock Option, it shall constitute a separate Non-Qualified Stock Option .

          Options granted under the Plan shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Board shall deem appropriate; provided, however, that the provisions of Option awards need to be the same with respect to each Participant:

          a. Option Price. The exercise price per Share purchasable under a Non-Qualified Stock Option shall be determined by the Board. The exercise price per Share purchasable under an Incentive Stock Option shall be 100% of the Fair Market Value of the

Share on the date of the grant. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns more than 10% of the voting power of all classes of shares of the Company or of a Subsidiary shall have an exercise price per Share of not less than 110% of Fair Market Value per Share on the date of the grant.

          b. Option Term. The term of each Option shall be fixed by the Board, but no Incentive Stock Option shall be exercisable more than ten years after the date the Option is granted. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns more than 10% of the voting power of all classes of shares of the Company or of a Subsidiary may not have a term of more than five years. No Option may be exercised by any person after expiration of the term of the Option.

          c. Exercisability. Options shall vest and be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board at the time of grant. If the Board provides, in its discretion, that any Option is exercisable only in installments, the Board may waive such installment exercise provisions at any time at or after grant, in whole or in part, based on such factors as the Board shall determine, in its sole discretion.

          d.   Method of Exercise.  Subject to the exercise provisions under
Section 5(c) and the termination provisions set forth in Sections 5(f) through
(i), Options may be exercised in whole or in part at any time and from time to time during the term of the Option, by giving written notice of exercise to the Company specifying the number of Shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price, either by certified or bank check, or such other instrument as the Board may accept. As determined by the Board, in its sole discretion, at or after grant, payment in full or in part of the exercise price of an Option may be made in the form of unrestricted Stock based on the Fair Market Value of the Shares on the date the Option is exercised; provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned Shares may be authorized only at the time the Option is granted.

          No Shares shall be issued upon exercise of an Option until full payment therefor has been made. A Participant shall not have the right to distributions or dividends or any other rights of a shareholder with respect to Shares subject to the Option until the Participant has given written notice of exercise, has paid in full for such Shares, and, if requested, has given the representation described in Section 13(a) hereof. The Company may require the Participant to enter into any agreement or be subject to any restrictions applicable to shareholders' generally, including any agreement or restrictions relating to the Participant's right to dispose of any Shares and the circumstances under which the shareholder may be required to resell any Shares to the Company.

          e. Non-transferability of Options. No Option shall be transferable by the Participant otherwise than by will or by the laws of descent and distribution, and all Options shall be exercisable, during the Participant's lifetime, only by the Participant or, in the event of his Disability, by his personal representative.

          f. Termination by Reason of Death. Subject to Section 5(i), if a Participant's service with the Company or any Subsidiary terminates by reason of death, any Option held by such Participant may thereafter be exercised, to the extent then exercisable or on such accelerated basis as the Board may determine at or after grant, by the legal representative of the estate or by the legatee of the Participant under the will of the Participant, for a period expiring (i) at such time as may be specified by the Board at or after the time of grant, or
(ii) if not specified by the Board, then one year from the date of death, or
(iii) if sooner than the applicable period specified under (i) or (ii) above, then upon the expiration of the stated term of such Option.

          g. Termination by Reason of Disability. Subject to Section 5(i), if an Participant's service with the Company or any Subsidiary terminates by reason of Disability, any Option held by such Participant may thereafter be exercised by the Participant or his personal representative, to the extent it was exercisable at the time of termination, or on such accelerated basis as the Board may determine at or after grant, for a period expiring (i) at such time as may be specified by the Board at or after the time of grant, or (ii) if not specified by the Board, then one year from the date of termination of service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, then upon the expiration of the stated term of such Option.

          h. Termination for Cause. If the Participant's employment is terminated for Cause, any Option held by such Participant shall immediately expire.

          i. Other Termination. Subject to Section 5(i), if a Participant's service with the Company or any Subsidiary terminates for any reason other than death or Disability, any Option held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination or on such accelerated basis as the Board may determine at or after the time of grant, for a period expiring (i) at such time as may be specified by the Board at or after the time of grant, or (ii) if not specified by the Board, then ninety (90) days from the date of termination of service, or
(iii) if sooner than the applicable period specified under (i) or (ii) above, then upon the expiration of the stated term of such Option.

          j. Change of Control. Upon a Change in Control, the Board in its sole discretion may cause all previously unvested options to become vested and/or exercisable. In addition, the Board may (i) substitute options in any successor entity for the Options outstanding hereunder, including a substitution that meets the requirements of Treas. Reg. 1.125-1(a)(4)(i), with respect to Incentive Stock Options, (ii) cancel an Option in exchange for cash and/or other substitute consideration with a value equal to the difference between the exercise price of that Option and the value of the Shares subject to that Option on the date of the Change in Control, (iii) cause the Options to remain outstanding in whole or part, or (iv) take any other or further action with respect to disposition of outstanding Options.

          k. Incentive Stock Option Limitations. To the extent required for "incentive stock option" status under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other plan of the Company or any Subsidiary shall not exceed $100,000. For purposes of applying the foregoing limitation, Incentive Stock Options shall be taken into account in the order granted.

          l. Cashless Exercise. The Company may, in the sole discretion of the Board, cooperate in a "cashless exercise" of an Option. The cashless exercise shall be effected by the Participant delivering to the Securities Broker instructions to sell a sufficient number of Shares to cover the costs and expenses associated therewith.

          SECTION 6. SHARE APPRECIATION RIGHTS.

          a. Grant. SARs may be granted alone ("Stand-Alone SARs") or in conjunction with all or part of any Option granted under the Plan ("Tandem SARs"). In the case of a Non-Qualified Stock Option, a Tandem SAR may be granted either at or after the time of the grant of such Option. In the case of an Incentive Stock Option, a Tandem SAR may be granted only at the time of the grant of such Option.

          b.  Exercise.

               (i) Tandem SARs. A Tandem SAR or applicable portion thereof shall terminate and no longer be exercisable upon the termination or exercise of the related Option or portion thereof, except that, unless otherwise determined by the Board, in its sole discretion at the time of grant, a Tandem SAR granted with respect to less than the full number of Shares covered by a related Option shall be reduced only after such related Option is exercised or otherwise terminated with respect to the number of Shares not covered by the Tandem SAR.

          A Tandem SAR may be exercised by a Participant by surrendering the applicable portion of the related Option, only at such time or times and to the extent that the Option to which such Tandem SAR relates shall be exercisable in accordance with the provisions of Section 5 and this Section 6. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem SARs have been exercised.

          Upon the exercise of a Tandem SAR, a Participant shall be entitled to receive, upon surrender to the Company of all (or a portion) of an Option in exchange for cash and/or Shares, an amount equal to the excess of (A) the Fair Market Value, as of the date such Option (or such portion thereof) is surrendered, of the Shares covered by such Option (or such portion thereof) over
(B) the aggregate exercise price of such Option (or such portion thereof).

          Upon the exercise of a Tandem SAR, the Option or part thereof to which such Tandem SAR is related, shall be deemed to have been exercised for the purpose of the limitation set forth in Section 3 of the Plan on the number of Shares to be issued under the Plan, but only to the extent of the number of Shares issued under the Tandem SAR at the time of exercise based on the value of the Tandem SAR at such time.

          A Tandem SAR may be exercised only if and when the Fair Market Value of the Shares subject to the Option exceeds the exercise price of such Option.

               (ii) Stand-Alone SARs. A Stand-Alone SAR may be exercised by a Participant giving notice of intent to exercise to the Company, provided that all or a portion of such Stand-Alone SAR shall have become vested and exercisable as of the date of exercise.

          Upon the exercise of a Stand-Alone SAR, a Participant shall be entitled to receive, in either cash and/or Shares, an amount equal to the excess, if any, of (A) the Fair Market Value, as of the date such SAR (or portion of such SAR) is exercised, of the Shares covered by such SAR (or portion of such SAR) over (B) the Fair Market Value of the Shares covered by such SAR (or a portion of such SAR ) as of the date such SAR (or a portion of such SAR) was granted.

          c. Terms and Conditions. SARs shall be subject to such terms and conditions, not inconsistent with the provisions of the Plan, as shall be determined from time to time by the Board, in its sole discretion; provided, however, that the provisions of SAR awards need not be the same with respect to each Participant. Such terms and conditions include the following:

               (i) Non-Transferability. No SAR shall be transferable by the Participant otherwise than by will or by the laws of descent and distribution and all SARs shall be exercisable, during the Participant's lifetime, only by the Participant or, in the event of his Disability, by his personal representative.

               (ii) Term of SAR. The term of each SAR shall be fixed by the Board, provided that the term of a Tandem SAR shall be determined by the terms of the applicable Option, and provided further that the term of a Stand-Alone SAR shall be ten (10) years, unless another term is specified by the Board.

               (iii) Exercisability. SARs shall vest and be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Board at the time of grant, provided that the term of a Tandem SAR shall be determined by the terms of the applicable Option. A Participant shall not have any rights as a shareholder with respect to any SAR.

               (iv) Termination of Employment. Unless otherwise specified in the terms of an award, SARs shall be subject to the terms of Sections 5(f)-(i) with respect to exercise upon termination of employment.

               (v) Change of Control. Upon a Change in Control, the Board in its sole discretion may cause all previously unvested SARs to become vested and/or exercisable. In addition, the Board may (i) substitute SARs in any successor entity for the SARs outstanding hereunder, (ii) cancel an SAR in exchange for cash and/or other substitute consideration with a value equal to the value of the outstanding SAR, (iii) cause the SARs to remain outstanding in whole or part, or (iv) take any other or further action with respect to disposition of outstanding SARs.

          SECTION 7. RESTRICTED STOCK.

          a. Administration. Restricted Stock may be issued either alone or in addition to other awards granted under the Plan. The Board shall determine the persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of Shares to be awarded, the price (if any) to be paid by the recipient of Restricted Stock, the time or times within which such awards may be subject to forfeiture, and all other conditions of the awards.

          The Board may condition the vesting of Restricted Stock upon the attainment of specified performance goals or such other factors as the Board may determine, in its sole discretion, at the time of the award.

          The provisions of Restricted Stock awards need not be the same with respect to each Participant.

          b. Awards and Certificates. The prospective recipient of a Restricted Stock award shall not have any rights with respect to such award, unless and until such recipient has executed an agreement evidencing the award and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of such award. The purchase price for Restricted Stock may be zero.

          Each Participant receiving a Restricted Stock award shall be issued a share certificate in respect of such Restricted Stock. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such award, substantially in the following form:

          "The transferability of this certificate and the shares represented hereby are subject to the terms and conditions (including forfeiture) of the Covalent Group 1996 Stock Incentive Plan and an Agreement entered into between the registered owner and Covalent Group Inc. Copies of such Plan and Agreement are on file in the principal offices of Covalent Group, Inc. and will be made available to any Shareholder without charge upon request to the Secretary of the Company."

          The Board shall require that the share certificates evidencing Restricted Stock be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock award, the Participant shall have delivered to the Company a share power, endorsed in blank, relating to the Shares covered by such award.

          c. Restrictions and Conditions. The Restricted Stock awarded pursuant to this Section 7 shall be subject to the following restrictions and conditions:

               (i) During a period set by the Board commencing with the date of such award (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Stock awarded under the Plan. The Board, in its sole discretion, may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions in whole or in part, based on service, performance and/or such other factors or criteria as the Board may determine, in its sole discretion.

               (ii) Except as provided in this paragraph (ii) and Section 7(c)(i), once the Participant has been issued a certificate or certificates for Restricted Stock, the Participant shall have, with respect to the Restricted Stock, all of the rights of a shareholder of the Company, including the right to vote the Shares, and the right to receive any cash distributions or dividends. The Board, in its sole discretion, as determined at the time of award, may permit or require the payment of cash distributions or dividends to be deferred and, if the Board so determines, reinvested in additional Restricted Stock to the extent Shares are available under Section 3 of the Plan.

               (iii) Subject to the applicable provisions of the award agreement and this Section 7, upon termination of a Participant's service with the Company for reasons other than death or Disability during the Restriction Period, all Restricted Stock still subject to restriction shall be forfeited by the Participant. Subject to the provisions of the Plan, the Board, in its sole discretion, may provide for the lapse of such restrictions in installments and may waive such restrictions, in whole or in part, at any time, based on such factors as the Board shall deem appropriate in its sole discretion. Upon the death or Disability of a Participant during the Restriction Period, restrictions will lapse with respect to a percentage of the Restricted Stock award granted to the Participant that is equal to the percentage of the Restriction Period that has elapsed as of the date of death or the date on which such Disability commenced (as determined by the Board in its sole discretion), and a share certificate or share certificates representing such Shares, without bearing the restrictive legend described in Section 7(b), shall be delivered by the Company to the Participant or the Participant's estate, as the case may be, in exchange for the share certificate or share certificates that contain such restrictive legend.

               (iv) In the event of hardship or other special circumstances of a Participant whose service with the Company is involuntarily terminated (other than for Cause), the Board may, in its sole discretion, waive in whole or in part any or all remaining restrictions with respect to such Participant's Restricted Stock, based on such factors as the Board may deem appropriate.

               (v) If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such Shares, without bearing the restrictive legend described in Section 7(b), shall be promptly delivered by the Company to the Participant, in exchange for the share certificate or share certificates that contain such restrictive legend.

               (vi) Upon a Change in Control, the Board in its sole discretion may cause all previously unvested Restricted Stock to become vested and/or unrestricted. In addition, the Board may (i) substitute Restricted Stock in any successor entity for the Restricted Stock outstanding hereunder, (ii) cancel Restricted Stock in exchange for cash and/or other substitute consideration with a value equal to the value of the outstanding Restricted Stock, (iii) cause the Restricted Stock to remain outstanding in whole or part, or (iv) take any other or further action with respect to disposition of outstanding Restricted Stock.

          SECTION 8. STOCK BONUSES.

          a. Awards and Administration. Shares may be awarded from time to time as Stock Bonuses, either alone or in addition to other awards under the Plan. Any such award shall be subject to such terms, restrictions or conditions as the Board may determine, including (i) any requirement that the person to whom such award is made enter into a shareholders' agreement or any other agreement with respect to disposition of the shares; (ii) any restriction on transfer; or (iii) any requirement of an investment representation. As a further condition of any award, the Company may withhold such amount as may be necessary to meet any tax withholding obligations from Shares, compensation or other amounts as may be due to the person to whom any award is made.

          b. Termination of Service. Stock Bonus awards shall be subject to such vesting conditions as the Board may impose, including any forfeiture conditions for competition, dismissal for cause, or breach of any representation or obligation of the person to whom such award is made.

          SECTION 9. CASH BONUS RIGHTS.

          a. Grant. The Board of Directors may grant cash bonus rights under the Plan in connection with (i) Options granted or previously granted; (ii) Stock Appreciation Rights granted or previously granted; (iii) Stock Bonuses awarded or previously awarded; and (iv) shares sold or previously sold under the Plan. Cash Bonus Rights will be subject to rules, terms and conditions as the Board of Directors may prescribe. The payment of a cash bonus shall not reduce the number of shares of Common Stock reserved for issuance under the Plan.

          b. Cash Bonus Rights in Connection with Options. A Cash Bonus Right granted in connection with an Option will entitle an optionee to a cash bonus when the related Option is exercised (or terminates in connection with the exercise of a Stock Appreciation Right related to the Option) in whole or in part. If an optionee purchases shares upon exercise of an Option, and does not exercise a related Stock Appreciation Right, the amount of the bonus shall be determined by multiplying the excess of the total fair market value of the shares to be acquired upon the exercise over the total price for the shares by the applicable bonus percentage. If the optionee exercises a related Stock Appreciation Right in connection with the termination of an Option, the amount of the bonus shall be determined by multiplying the total fair market value of the shares and cash received pursuant to the exercise of the Stock Appreciation Right by the applicable bonus percentage. The bonus percentage applicable to a bonus right shall be determined from time to time by the Board of Directors but shall in no event exceed 75 percent.

          c. Cash Bonus Rights in Connection with Stock Bonus. A Cash Bonus Right granted in connection with a Stock Bonus will entitle the recipient to a cash bonus payable when the Stock Bonus is awarded or restrictions if any, to which the stock is subject lapse. If bonus stock awarded is subject to restrictions and is repurchased by the Company or forfeited by the holder, the Cash Bonus Right granted in connection with the Stock Bonus shall terminate and may not be exercised. The amount and timing of payment of a cash bonus shall be determined by the Board of Directors.

          d. Taxes. The Company shall withhold from any cash bonus paid pursuant to Section 9 the amount necessary to satisfy any applicable federal, state and local withholding requirements.

          SECTION 10. OPTION GRANTS TO NON-EMPLOYEE DIRECTORS.

          a. Initial Non-Discretionary Grants. Each person who is or becomes a Non-Employee Director after the Effective Date shall be automatically granted an option to purchase 10,000 shares of Common Stock on the date he or she becomes a Non-Employee Director. A "Non-Employee Director" is a director who is not an employee of the Company or any of its subsidiaries and has not been an employee of the Company or any of its subsidiaries within one year of any date as of which a determination of eligibility is made.

          b. Annual Non-Discretionary Grants to Continuing Non-Employee Directors. Each person who is or becomes a Continuing Non-Employee Director after the Effective Date shall automatically annually receive on the day of the Company's regular annual meeting of its shareholders, a nondiscretionary grant of the option to purchase up to 10,000 shares of the Company's Common Stock. A "Continuing Non-Employee Director" is a Non-Employee Director who continuously serves as a Non-Employee Director of the Company during a period of time which includes the date(s) upon which one or more annual shareholder meetings of the Company are held.

          c. Exercisability. All options granted pursuant to paragraph (b) above shall be immediately exercisable after 12 complete months of continuous service following the date of grant for the total number of shares covered by the option (the "Option Shares"). However, no portion of the Option is exercisable prior to 12 complete months of continuous service.

          d. Exercise Price. The exercise price of any option granted pursuant to this Section 10 shall be equal to the Fair Market Value of the shares for which the Option is granted.

          e. Term of Option. The terms of each option granted pursuant to this
     Section 10 shall be five (5) years from the date of grant.

          f. "Complete Month". For all purposes of this Section 10 a complete month shall be deemed to be the period which starts on the day of grant and ends on the same day of the following calendar month, so that each successive "complete month" ends on the same day of each successive calendar month (or, in respect of any calendar month which does not include such a day, that "complete month" shall end on the first day of the next following calendar month).

          g. Termination as a Director. If an optionee ceases to be a director of the Company for any reason, including death, all options granted pursuant to this Section 10 may be exercised at any time prior to the expiration date of the option or the expiration of 60 days (or 12 months in the event of death) after the last day the optionee served as a director, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option as of the last day the optionee served as a director.

          h. Nontransferability. Each option granted pursuant to this Section 10 by its terms shall be nonassignable and nontransferable by the optionee, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the optionee's domicile at the time of death.

          i. Exercise of Options. Any options granted pursuant to this Section 10 may be exercised upon payment of cash or shares of Company stock. Unless otherwise determined by the Board of Directors, if an option is exercised within six months of the date of grant, the shares acquired upon such exercise may not be sold until six months after the date of grant.

          SECTION 11. AMENDMENTS AND TERMINATION. The Board may amend, alter or discontinue the Plan at any time, but no amendment, alteration or discontinuation shall be made which would impair the rights of a Participant with respect to an Option, SAR, Restricted Stock, Stock Bonus or Cash Bonus Right which has been granted under the Plan, without the Participant's consent, or which, without the approval of such amendment within one year (365 days) of its adoption by the Board, by a majority of the votes cast at a duly held shareholder meeting at which a quorum representing a majority of the Company's outstanding voting shares is present (either in person or by proxy), would:

          a. except as expressly provided in the Plan, increase the total number of Shares reserved for the purposes of the Plan;

          b. change the persons or class of persons eligible to participate in the Plan; or

          c.   extend the maximum Option term under Section 5(b) of the Plan.

          The Board may substitute new Options for previously granted Options, including previously granted Options having higher exercise prices.

          Subject to the above provisions, the Board shall have broad authority to amend the Plan to take into account changes in applicable tax laws and accounting rules, as well as other developments.

          SECTION 12. UNFUNDED STATUS OF PLAN. The Plan is intended to constitute an "unfunded" plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company. In its sole discretion, the Board may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver Shares or payments in lieu of Shares or with respect to awards hereunder.

          SECTION 13. GENERAL PROVISIONS.

          a. The Board may require each person acquiring Shares or a Share-based award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the Shares or Share-based award for investment purposes and without a view to distribution thereof and as to such other matters as the Board believes are appropriate to ensure compliance with applicable Federal and state securities laws. The certificate evidencing such award and any securities issued pursuant thereto may include any legend which the Board deems appropriate to reflect any restrictions on transfer and compliance with securities laws.

          All certificates for Shares or other securities delivered under the Plan shall be subject to such share-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations, and other requirements of the Securities Act of 1933, as amended, the Exchange Act, any stock exchange upon which the Shares are then listed, and any other applicable Federal or state securities laws, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

          b. Nothing contained in the Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

          c. The adoption of the Plan shall not confer upon any employee of the Company or a Subsidiary any right to continued employment with the Company or such Subsidiary, nor shall it interfere in any way with the right of the Company or such Subsidiary to terminate the employment of any of its employees at any time.

          d. No later than the date as of which an amount first becomes includable in the gross income of the Participant for Federal income tax purposes with respect to any award under the Plan, the Participant shall pay to the Company, or make arrangements satisfactory to the Board regarding the payment, of any Federal, state or local taxes of any kind required by law to be withheld with respect to such amount. Unless otherwise determined by the Board, the minimum required withholding obligations may be settled with Shares, including Shares that are part of the award that gives rise to the withholding requirement. The obligations of the Company under the Plan shall be conditional on such payment or arrangements and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

          e. At the time of grant of an award under the Plan, the Board may provide that the Shares received as a result of such grant shall be subject to a right of first refusal, pursuant to which the Participant shall be required to offer to the Company any Shares that the Participant wishes to sell, with the price being the then Fair Market Value of the Shares, subject to such other terms and conditions as the Board may specify at the time of grant.

          f. The reinvestment of distributions or dividends in additional Restricted Stock (or in other types of Plan awards) at the time of any distribution or dividend payment shall only be permissible if sufficient Shares are available under Section 3 of the Plan for such reinvestment (taking into account then outstanding Options and other Plan awards).

          g. The Board shall establish such procedures as it deems appropriate for a Participant to designate a beneficiary to whom any amounts payable in the event of the Participant's death are to be paid.

          h. The Plan and all awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

          SECTION 14. EFFECTIVE DATE OF PLAN. The original effective date of the Plan was September 20, 1996, the date on which it was approved by shareholders. This amended and restated Plan is effective as of March 16, 2000, the date on which the Board approved the increase in the number of Shares subject to award. No Option granted after March 16, 2000 shall be treated as an ISO unless the increase in the number of Shares subject to Option, effective that date, is approved by vote of the shareholders on or before March 15, 2001.

          SECTION 15. TERM OF PLAN. No Option, SAR, Restricted Stock, Long-Term Performance Award, Performance Share or Performance Unit shall be granted pursuant to the Plan on or after September 20, 2006. Awards granted prior to such tenth (10th) anniversary may extend beyond that date.

PROXY CARD  --      COVALENT GROUP, INC. 2000 ANNUAL MEETING

The undersigned hereby constitutes and appoints William K. Robinson and David Weitz, or each or any of them, as proxies for the undersigned, with full power of substitution, for and in the name of the undersigned, to appear at the Annual Meeting of Stockholders of Covalent Group, Inc. to be held on June 22, 2000 and at any postponement or adjournment thereof, and to vote all of the shares of Covalent Group, Inc. that the undersigned is entitled to vote, with all power and authority the undersigned would possess if personally present. The undersigned hereby directs this proxy to be voted as follows:

[X] Please mark your votes as in this example.


1.  Election of Directors:
                                             FOR                                     WITHHELD
Kenneth M. Borow, M.D.                       [ ]                                        [ ]
Anthony Cerami, Ph.D.                        [ ]                                        [ ]
Donald C. Holdsworth                         [ ]                                        [ ]
William K. Robinson                          [ ]                                        [ ]
Stephen Sallan, M.D.                         [ ]                                        [ ]


[ ]   FOR all nominees listed except as marked to the contrary below:

-----------------------------

-----------------------------

[ ]   WITHHOLD all nominees.

                                                FOR                        AGAINST                          ABSTAIN
2. Proposal to approve an amendment
to the 1996 Stock Incentive Plan to
increase the number of Common Stock
shares reserved for issuance from
2,500,000 to 3,000,000.                         [ ]                          [ ]                              [ ]



                                                FOR                        AGAINST                          ABSTAIN
3. Proposal to ratify the selection of
Arthur Andersen LLP to serve as the Company's
independent accountants for the fiscal year
ending December 31, 2000.                       [ ]                          [ ]                              [ ]


The proxies will vote in their discretion upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

YOUR PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. YOUR PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, YOUR PROXY WILL BE VOTED FOR THE FOUR NOMINEES FOR ELECTION AS DIRECTORS AND FOR PROPOSAL 2 AND PROPOSAL 3. STOCKHOLDERS ARE URGED TO DATE, MARK, SIGN AND RETURN THE PROXY PROMPTLY IN THE ENVELOPE PROVIDED, WHICH REQUIRES NO POSTAGE IF MAILED WITHIN THE UNITED STATES.

SIGNATURE_________________________________  DATE_________________
       (Signature of Stockholder)


SIGNATURE_________________________________  DATE_________________
       (Signature of Stockholder)


Note: Please sign exactly as your name appears on stock certificate (as indicated hereon).